UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2015

PMFG, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34156	51-0661574
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14651 North Dallas Parkway, Suite 500 Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 357-6181

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 7, 2015, PMFG, Inc. issued a press release announcing its financial results for the quarter ended March 28, 2015. A copy of the press release is furnished as part of this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. This release shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, or the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

99.1	Earnings Release issued May 7, 2015

Important Information for Investors and Stockholders

The information in this Form 8-K is not a substitute for the prospectus/proxy statement that CECO Environmental Corp. (“CECO”) and PMFG, Inc. (“PMFG”) will file with the SEC, which will include a prospectus with respect to shares of CECO common stock to be issued in the merger and a proxy statement of each of CECO and PMFG in connection with the merger between CECO and PMFG (the “Prospectus/Proxy Statement”). The Prospectus/Proxy Statement will be sent or given to the stockholders of CECO and PMFG when it becomes available and will contain important information about the merger and related matters, including detailed risk factors. CECO’s AND PMFG’s SECURITY HOLDERS ARE ADVISED TO READ THE PROSPECTUS/PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Prospectus/Proxy Statement and other documents that will be filed with the SEC by CECO and PMFG will be available without charge at the SEC’s website, www.sec.gov, or by directing a request when such a filing is made to (1) CECO Environmental Corp. by mail at 4625 Red Bank Road Suite 200, Cincinnati, Ohio 45227, Attention: Investor Relations, by telephone at 800-333-5475 or by going to CECO’s Investor page on its corporate website at www.cecoenviro.com; or (2) PMFG, Inc. by mail at 14651 North Dallas Parkway Suite 500, Dallas, Texas 75254, Attention: Investor Relations, by telephone at 877-879-7634, or by going to PMFG, Inc.’s Investors page on its corporate website at www.pmfginc.com. A final proxy statement or proxy/prospectus statement will be mailed to stockholders of CECO and PMFG as of their respective record dates.

The information in this Form 8-K is neither an offer to sell nor the solicitation of an offer to sell, subscribe for or buy any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This Form 8-K is also not a solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise. No offer of securities or solicitation will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Proxy Solicitation

CECO and PMFG, and certain of their respective directors, executive officers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the proposed transactions. Information about the directors and executive officers of CECO is set forth in the proxy statement for CECO’s 2015 annual meeting of stockholders and CECO’s 10-K for the year ended December 31, 2014. Information about the directors and executive officers of PMFG is set forth in the proxy statement for PMFG’s 2014 annual meeting of shareholders and PMFG’s Form 10-K for the year ended June 28, 2014. Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading the prospectus/proxy statement for such proposed transactions when it becomes available.

Safe Harbor for Forward-Looking Statements

Any statements contained in this Form 8-K other than statements of historical fact, including statements about management’s beliefs and expectations of the proposed merger and related transactions and future results, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and should be evaluated accordingly. These statements are made on the basis of management’s views and assumptions regarding future events and business performance. Words such as “estimate,” “believe,” “anticipate,” “expect,” “intend,” “target,” “should,” “may,” “will” and similar expressions and their negative forms are intended to identify forward-looking statements.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties include the ability to complete the proposed merger and related transactions between CECO and PMFG; the receipt of regulatory and stockholder approvals; the availability of financing contemplated by the bank commitment obtained by CECO; the ability to successfully integrate CECO’s and PMFG’s operations, product lines, technologies and employees; the ability to realize revenue and customer growth opportunities, combined revenue goals, marketing and cost synergies from the proposed merger between CECO and PMFG in a timely manner or at all; factors related to the businesses of CECO and PMFG including economic, political and financial market conditions generally and economic conditions in CECO’s and PMFG’s target markets; dependence on fixed-price contracts and the risks associated with those contracts, including actual costs exceeding estimates and method of accounting for contract revenue; fluctuations in operating results from period-to-period due to cyclicality of the businesses; the effect of the merger and related transactions on each of CECO’s and PMFG’s infrastructure, resources, and existing sales; the ability to expand operations in both new and existing markets; the potential for contract delay or cancellation; changes in or developments with respect to any litigation or investigation; unknown, underestimated or undisclosed commitments or liabilities; the potential for fluctuations in prices for manufactured components and raw materials; the potential impact of the announcement or consummation of the proposed transactions on the parties’ relationships with third parties, which may make it more difficult to maintain business and operational relationships; the substantial amount of debt expected to be incurred in connection with the proposed merger and CECO’s ability to repay or refinance it, incur additional debt in the future or obtain a certain debt coverage ratio; diversion of management time from each of CECO’s and PMFG’s ongoing operations; the impact of federal, state or local government regulations; and the effect of competition in the air pollution control and industrial ventilation industry.

These and other risks and uncertainties are discussed in more detail in CECO’s and PMFG’s current and future filings with the SEC, including CECO’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 under the heading “Item 1A. Risk Factors,” which was filed with the SEC on March 18, 2015 and PMFG’s Annual Report on Form 10-K for the fiscal year ended June 28, 2014 under the heading “Item 1A. Risk Factors,” which was filed with the SEC on September 10, 2014. Many of these risks are beyond management’s ability to control or predict. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may vary in material aspects from those currently anticipated. Investors are cautioned not to place undue reliance on such forward-looking statements as they speak only as of the date the statement is made. All forward-looking statements attributable to CECO or PMFG or persons acting on behalf of either CECO or PMFG are expressly qualified in their entirety by the cautionary statements and risk factors contained in this Form 8-K and CECO’s and PMFG’s respective filings with the SEC. Forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the SEC, neither CECO nor PMFG undertakes any obligation to update or review any forward-looking statement or information, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMFG, INC.

By:	/s/ Ronald L. McCrummen
Ronald L. McCrummen
Executive Vice President and Chief Financial Officer

Date: May 7, 2015

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Earnings release issued May 7, 2015